SECTION 906 CERTIFICATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Balanced Strategy Fund                       International Fund
Cornerstone Strategy Fund                    International Fund - Adviser Shares
Growth & Tax Strategy Fund                   World Growth Fund
Emerging Markets Fund                        World Growth Fund - Adviser Shares
Emerging Markets Fund - Adviser Shares       Precious Metals and Minerals Fund
Treasury Money Market Trust                  Precious Metals and Minerals Fund
GNMA Trust                                     - Adviser Shares
GNMA Trust - Adviser Shares                  Managed Allocation Fund
International Fund-Institutional Shares      Precious Metals and Minerals Fund
Emerging Markets Fund-Institutional Shares     -Institutional Shares


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  08/01/2011                    /S/ CHRISTOPHER W. CLAUS
      ________________              ___________________________________
                                    Christopher W. Claus
                                    President

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Balanced Strategy Fund                   International Fund
Cornerstone Strategy Fund                International Fund - Adviser Shares
Growth & Tax Strategy Fund               World Growth Fund
Emerging Markets Fund                    World Growth Fund - Adviser Shares
Emerging Markets Fund - Adviser Shares   Precious Metals and Minerals Fund
Treasury Money Market Trust              Precious Metals and Minerals Fund
GNMA Trust                                 - Adviser Shares
GNMA Trust - Adviser Shares              Managed Allocation Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date: 08/01/2011                     /S/ ROBERTO GALINDO, JR.
     _______________               ___________________________________
                                    Roberto Galindo, Jr.
                                    Treasurer